SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 17, 2005


                              GRILL CONCEPTS, INC.
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               (Exact name of registrant as specified in Charter)


           Delaware                      0-23226                 13-3319172
     ------------------            --------------------       -----------------
(State or other jurisdiction       (Commission File No.)       (IRS Employer
of incorporation or organization)                            Identification No.)


                       11661 San Vicente Blvd., Suite 404
                          Los Angeles, California 90049
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               (Address of Principal Executive Offices)(Zip Code)


                                  310-820-5559
                            -------------------------
                            (Issuer Telephone number)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01.     Notice of Delisting or Failure to Satisfy a Continued Listing
               Rule or Standard; Transfer of Listing.

On May 17, 2005, Grill Concepts, Inc. received a notification letter from the NASDAQ Stock Market that the company is not in compliance with conditions for the continued listing of the company's common stock on Nasdaq under NASD Marketplace Rule 4310(c)(14) because the company has not filed its Quarterly Report on Form 10-Q for the period ended March 27, 2005.

As previously announced, the company had delayed the filing of its Form 10-K while it resolved certain lease accounting and other issues. As a result of the delinquency in filing the Form 10-K, the company was unable to complete and file its March 27, 2005 Form 10-Q by the scheduled due date. Further, the fifth character "E" was appended to the company's trading symbol until the company comes into compliance with the Nasdaq rules, changing the company's trading symbol from GRIL to GRILE. The company attended a hearing on May 19, 2005 before a Nasdaq panel regarding compliance with the listing standards. Pending a determination by the hearing panel, the delisting of the company's common stock has been stayed and the company's common stock continues to trade under the symbol GRILE.

Pursuant to the notification letter, Nasdaq advised that the delinquency with respect to the March 27, 2005 Form 10-Q would be considered at the scheduled May 19, 2005 hearing of a Nasdaq Listing Qualifications Panel in rendering a determination regarding the company's continued listing on Nasdaq.

The company filed its Form 10-K on May 23, 2005 and is working diligently to complete and file its Form 10-Q.

On May 24, 2005, the company issued a press release announcing the receipt of the notice from Nasdaq. A copy of the press release is attached hereto as
Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.

     (c)  Exhibits

          99.1  Press  release,  dated  May  24,  2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                GRILL CONCEPTS, INC.

Dated:  May 24, 2005
                                        By:     /s/ Philip Gay
                                                Philip Gay
                                                Executive Vice President and
                                                Chief Financial Officer

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